[TCW LOGO]-Registered Trademark-
TCW CONVERTIBLE
SECURITIES FUND, INC.

-------------------------------
DIRECTORS AND OFFICERS

Ernest O. Ellison
PRESIDENT AND DIRECTOR

John C. Argue
DIRECTOR

Norman Barker, Jr.
DIRECTOR

Richard W. Call
DIRECTOR

Coleman W. Morton
DIRECTOR

Charles A. Parker
DIRECTOR

Lawrence J. Sheehan
DIRECTOR

Robert G. Sims
DIRECTOR

Thomas D. Lyon
SENIOR VICE PRESIDENT

Kevin A. Hunter
SENIOR VICE PRESIDENT

Thomas E. Larkin, Jr.
SENIOR VICE PRESIDENT

Hilary G.D. Lord
SENIOR VICE PRESIDENT
AND ASSISTANT SECRETARY

Alvin R. Albe, Jr.
SENIOR VICE PRESIDENT

Phillip K. Holl
SECRETARY

Michael E. Cahill
GENERAL COUNSEL AND
ASSISTANT SECRETARY

Peter C. DiBona
TREASURER

-------------------------------------------------------
SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
-------------------------------------------------

TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
-------------------------------------------------

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
-------------------------------------------------

INDEPENDENT AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071
-------------------------------------------------

LEGAL COUNSEL
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071

-------------------------------------------------

TCW Convertible
Securities Fund, Inc.
-----------------------------
-----------------------------

ANNUAL REPORT

December 31, 2000
                                                [TCW LOGO]-Registered Trademark-

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

    The past twelve months have been one of the most volatile and difficult periods ever for the equity markets. After beginning the year with double-digit gains, stocks suffered a substantial correction in the spring and another more devastating blow during the last quarter of the year. The final result was a bad year for the S&P 500 which declined 9.11%, and a disastrous year for the NASDAQ Composite which ended down 39.29%, its worst single year ever. During this volatile year, the results for bonds were mixed with high-grade doing well and high-yield doing very poorly. With all the turmoil concerning the NASDAQ and high-yield markets, convertible securities did not do well on an absolute basis with most indices down between 7% - 12%.

PERFORMANCE OF THE FUND'S SHARES

    During 2000, the Fund's shareholders realized a total return of 34.95% with dividends reinvested. This included four regular quarterly dividends of $0.21 per share and an additional year-end distribution of $1.57 per share for a total of $2.41 per share. Of this amount, $1.49 was classified as ordinary income and $0.93 was classified as long-term capital gain on a tax-basis.

    The market price of the Fund's shares was $9.56 per share at the beginning of the year and $10.38 at the end of the year. The year-end market price per share represented a premium of 22.35% to the Fund's net asset value (NAV) of $8.48. This premium caused the return to shareholders to be significantly better than the return on NAV for the year.

SHARE REPURCHASE

    During the year, the Fund's shares traded at a significant discount to NAV. When the discount exceeded 20%, the Fund's Board of Directors determined that the best investment would be the repurchase of its own shares. On July 19, 2000, the Board authorized the Fund to repurchase up to two million shares. The Fund repurchased 624,700 shares at an average price of $11.86 during 2000. When the Fund's share price approached NAV, the repurchasing was suspended. However, if the Fund's share price falls significantly below NAV again, the Fund stands ready to resume its share repurchase program.

FUND PERFORMANCE AND STRATEGY

    The performance of the Fund suffered in the fourth quarter as holdings in the technology, telecommunications, and media sectors continued to decline below what we believed to be reasonable valuations. Throughout the quarter, we made several changes to try and take advantage of attractive opportunities only to have the prices of the securities we purchased fall further. While we may have been early, we believe that by December the markets had discounted a hard landing for the U.S. economy and that many of the declines in individual stock prices were exaggerated on the downside by technical factors such as year-end tax loss selling.

    While the performance of the Fund was disappointing for the fourth quarter, it was quite good for the year overall. Relative to the convertible benchmarks and equity indices such as the S&P

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[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter (continued)
--------------------------------------------------------------------------------
500 and the NASDAQ, the Fund held up well during what will be remembered as possibly the most difficult year for the financial markets in a decade.

    The table below recaps the Fund's performance and compares it to several benchmarks.
                                    TABLE 1
                                  PERFORMANCE

                                                                4Q00        2000
                                                              --------    --------
TCW Convertible Securities Fund.............................  (18.62)%*    (4.79)%*
First Boston Convertible Securities Index...................  (12.31)      (7.83)
Lipper average of convertible mutual funds..................   (8.87)*     (0.48)*
Standard & Poors 500 Index..................................   (7.83)      (9.11)
NASDAQ Composite Index......................................  (32.74)     (39.29)

---------

  *  After management fees and expenses at NAV with dividends reinvested.

    When the overall performance of convertibles is compared to other asset classes, it continues to appear quite compelling. In fact, it is remarkable that convertibles did as well as they did in 2000 given the enormous decline in the NASDAQ and the substantial widening of high yield spreads. As Table 2 shows, spreads widened over 400 basis points during the year to an average of 881 basis points for the Merrill Lynch High Yield Index. This widening of spreads was a significant contributor to the poor performance of non-investment grade convertibles in 2000. If spreads begin to contract as the economy strengthens in the second half of 2001 this should be beneficial to the performance of non-investment grade convertibles as their underlying bond floors increase.

                                    TABLE 2
                         MERRILL LYNCH HIGH YIELD INDEX

                                                                 12/31/99     12/31/00
                                                              --------------  --------
Yield.......................................................        10.97%     13.92%
Spread......................................................          453        881

    Last year was a record year for convertible issuance. Despite the volatility, 146 issues with a net value of $61.5 billion were brought to market. The market continues to be dominated by non-investment grade issuers. Last year, 102 issues with a net value of $36.9 billion were below investment grade. More importantly, of the 44 investment grade issues, approximately one-third were zero coupon issues with relatively low rates (50% - 60%) of equity participation on the upside. As a result, after evaluating many of the investment grade issues as they came to market, we determined that they were not good investments for inclusion in the Fund.

    The Fund began 2000 with significant weightings in the consumer staples, capital goods and credit sensitive sectors. Within these sectors, the dominant holdings were in media, technology, telecommunications and banking. During the year, the Fund reduced its holdings in the consumer staples sector and increased its exposure to the credit sensitive sector. The Fund still maintains significant exposure to the technology and telecommunications industries and continues to be underweighted in the basic industrial and consumer cyclical sectors.

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TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter (continued)
--------------------------------------------------------------------------------

                                    TABLE 3
                             FUND SECTOR ALLOCATION

                                                              12/31/99  12/31/00
                                                              --------  --------
Consumer Staples............................................    34.5%     31.8%
Capital Goods...............................................    54.7      61.1
Consumer Cyclicals..........................................     0.6       0.0
Basic Industries............................................     1.2       2.1
Credit Sensitive............................................    14.4      23.0

ECONOMIC AND MARKET OUTLOOK

    Last year was difficult for the equity markets as investors grappled with the prospects of a rapidly decelerating economy and weakening fundamentals in many companies. This, combined with tax-loss selling in the fourth quarter, caused many stocks to fall to levels which we believe rendered them oversold and significantly undervalued. Several prominent market strategists at year-end 2000 estimated the Standard and Poor's 500 to be undervalued by fifteen percent, and we agreed. As a result, we maintained many of our positions in the media, technology, and telecommunications sectors. In our opinion, the prospects of a hard landing were already priced into these stocks and with an imminent Fed easing in the first quarter, many stocks were poised to experience a significant rebound.

    To date, events have unfolded pretty much as expected. Many stocks have recovered nicely, particularly in such sectors as media, technology, and telecommunications. The Fed eased rates in early January and reduced rates further at the end of the month. While the ingredients to support a market recovery are falling into place, the next few weeks will prove challenging as companies report fourth quarter earnings and discuss their business outlook. Clearly there will be disappointments and if stocks recover too quickly, the markets could be ripe for another decline.

    So what are we doing in the Fund? As we said, we suffered in last year's fourth quarter as many of the Fund's holdings declined below what we believed was fair value. Thus far, many of these positions have rebounded nicely. If the markets continue to rise, it is our intention to pare back some of our holdings in the technology and telecommunications sectors. In addition, we would likely swap some of our more equity sensitive convertibles into those with a more balanced statistical profile. However, it is still our intention to primarily invest in companies which we believe can grow at above average rates. We believe that most of the companies with this profile are concentrated in those sectors in which the Fund is already invested. So while the specific companies in which we invest may change, the industry focus is likely to stay the same. In any event, we are confident that after the poor absolute returns of 2000, these types of growth companies will enable the Fund to generate much better returns on NAV in the new year.

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TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter (continued)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

    Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the Fund's Net Asset Value per share. If the market price, including commission, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price on the payment date.

    To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box # 11002, New York, New York 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance, please call our investor relations department at (877) TCW-MKTS (829-6587). As always, we would be pleased to accommodate your investment needs.

                     Sincerely,

                     /s/ Ernest O. Ellison

                     Ernest O. Ellison
                     President and Director
                     January 30, 2001

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------

 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
             FIXED INCOME SECURITIES
             ADVERTISING
              (3.7% OF NET ASSETS)
$ 8,685,000  Interpublic Group of Companies, Inc., (144A),
               1.87%, due 06/01/06.............................  $  8,109,619*
  4,880,000  Lamar Advertising Co., 5.25%, due 09/15/06........     5,002,000
                                                                 ------------
                 Total Advertising.............................    13,111,619
                                                                 ------------
             BANKING & FINANCIAL SERVICES (2.1%)
  7,230,000  Providian Financial Corp., 3.25%, due 08/15/05....     7,266,150
                                                                 ------------
             COMMERCIAL SERVICES (1.5%)
  6,400,000  Quanta Services, Inc., 4%, due 07/01/07...........     5,360,000
                                                                 ------------
             COMPUTER SERVICES (4.5%)
  9,310,000  IBM Credit Corp., 2%, due 02/04/03................    10,508,197
  4,625,000  Mercury Interactive Corp., (144A), 4.75%, due
               07/01/07........................................     5,180,000*
                                                                 ------------
                 Total Computer Services.......................    15,688,197
                                                                 ------------
             COMPUTER SOFTWARE (8.4%)
  7,520,000  BEA Systems, Inc., (144A), 4%, due 12/15/06.......    15,594,600*
  3,690,000  Rational Software Corp., (144A), 5%, due
               02/01/07........................................     4,750,875*
  3,030,000  Siebel Systems, Inc., (144A), 5.5%, due
               09/15/06........................................     9,090,000*
                                                                 ------------
                 Total Computer Software.......................    29,435,475
                                                                 ------------
             ELECTRONICS (19.7%)
  4,585,000  Amkor Technology, Inc., 5%, due 03/15/07..........     3,020,369
 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
$10,980,000  ASM Lithography Holding N.V., (144A), 4.25%, due
               11/30/04........................................  $ 10,211,400*
  5,350,000  Burr-Brown Corp., (144A), 4.25%, due 02/15/07.....     7,242,562*
 32,960,000  Celestica, Inc., 0%, due 08/01/20.................    14,502,400
  3,110,000  LSI Logic Corp., 4.25%, due 03/15/04..............     3,906,937
  9,475,000  Sanmina Corp., (144A), 0%, due 09/12/20...........     3,624,187*
 14,090,000  Solectron Corp., 0%, due 01/27/19.................     8,436,387
  6,725,000  Transwitch Corp., (144A), 4.5%, due 09/12/05......     5,951,625*
    130,000  Vitesse Semiconductor Corp., 4%, due 03/15/05.....       104,488
 15,500,000  Vitesse Semiconductor Corp., (144A), 4%, due
               03/15/05........................................    12,458,125*
                                                                 ------------
                 Total Electronics.............................    69,458,480
                                                                 ------------
             ENERGY & OIL SERVICES (2.1%)
  5,925,000  Kerr-McGee Corp., 5.25%, due 02/15/10.............     7,450,688
                                                                 ------------
             HOUSEHOLD PRODUCTS (3.8%)
 19,080,000  Corning, Inc., 0%, due 11/08/15...................    13,558,725
                                                                 ------------
             INDUSTRIAL - DIVERSIFIED (0.7%)
  2,615,000  Kestrel Solutions, Inc., (144A), 5.5%, due
               07/15/05........................................     2,431,950*
                                                                 ------------
             INSURANCE (4.4%)
  7,735,000  American International Group, Inc., 0.5%, due
               05/15/07........................................     8,769,556
  2,195,000  Berkshire Hathaway, Inc., 1%, due 12/03/01........     6,837,425
                                                                 ------------
                 Total Insurance...............................    15,606,981
                                                                 ------------

* Restricted Security (Note 7).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------

 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
             MEDIA-BROADCASTING & PUBLISHING (11.5%)
$ 3,555,000  Charter Communications, Inc., (144A), 5.75%, due
               10/15/05........................................  $  4,359,319*
 24,920,000  Jacor Communications, Inc., Exchangeable Clear
               Channel Communications, Inc., 0%, due
               06/12/11........................................    20,029,450
 14,525,000  Merrill Lynch & Company, Inc., Exchangeable Time
               Warner, Inc., 0.25%, due 05/10/06...............    12,600,438
  5,100,000  News America Holdings, Inc., 0%, due 03/11/13.....     3,413,430
                                                                 ------------
                 Total Media-Broadcasting & Publishing.........    40,402,637
                                                                 ------------
             PHARMACEUTICALS (6.2%)
  4,640,000  Centocor, Inc., 4.75%, due 02/15/05...............     6,345,200
 17,420,000  Roche Holdings, Inc., Exchangeable Genentech,
               Inc., (144A), 0%, due 01/19/15..................    15,590,900*
                                                                 ------------
                 Total Pharmaceuticals.........................    21,936,100
                                                                 ------------
             TELECOMMUNICATIONS (16.8%)
  5,115,000  American Tower Corp., 2.25%, due 10/15/09.........     6,150,788
  4,745,000  China Mobile, Ltd., 2.25%, due 11/03/05...........     4,745,000+
  4,540,000  Comverse Technology, Inc., (144A), 1.5%, due
               12/01/05........................................     5,101,825*
    455,000  Exodus Communications, Inc., 4.75%, due
               07/15/08........................................       347,506
  7,000,000  Exodus Communications, Inc., (144A), 4.75%, due
               07/15/08........................................     5,346,250*
 12,835,000  Juniper Networks, Inc., 4.75%, due 03/15/07.......    13,091,700
  2,610,000  Mayan Networks, (144A), 5.25%, due 11/01/05.......     2,636,100*
  5,700,000  Nextel Communications, Inc., 4.75%, due
               07/01/07........................................     6,954,000
 Principal                                                          Market
  Amount                                                            Value
-----------                                                      ------------
$11,640,000  ONI Systems Corp., 5%, due 10/15/05...............  $  7,871,550
  6,150,000  Telefonos de Mexico, S.A. de C.V., 4.25%, due
               06/15/04........................................     6,795,750
                                                                 ------------
                 Total Telecommunications......................    59,040,469
                                                                 ------------
             TRANSPORTATION (1.5%)
  5,185,000  United Parcel Service, Inc., 1.75%, due
               09/27/07........................................     5,424,806
                                                                 ------------
                 TOTAL FIXED INCOME SECURITIES
                   (COST: $294,208,954) (86.9%)................   306,172,277
                                                                 ------------

 Number of
  Shares
-----------
             EQUITY SECURITIES
             COMMON STOCK
             BANKING & FINANCIAL
              SERVICES (3.0%)
    478,400  E*TRADE Group, Inc................................     3,535,663**
    103,104  Lehman Brothers Holdings, Inc.....................     6,972,408
                                                                 ------------
                 Total Banking & Financial Services............    10,508,071
                                                                 ------------
             COMPUTER SERVICES (3.4%)
    266,500  Compaq Computer Corp..............................     4,010,825+
    148,349  Intel Corp........................................     4,459,742
    135,700  SCI Systems, Inc..................................     3,579,088**
                                                                 ------------
                 Total Computer Services.......................    12,049,655
                                                                 ------------
             RETAIL (2.8%)
    218,500  Home Depot, Inc...................................     9,982,719
                                                                 ------------
             TELECOMMUNICATIONS (0.9%)
    137,900  EchoStar Communications Corp......................     3,141,541**
                                                                 ------------
                 TOTAL COMMON STOCK
                   (COST: $34,638,621) (10.1%).................    35,681,986
                                                                 ------------

 + Security partially or fully lent (Note 5).
 * Restricted Security (Note 7).
** Non-income producing.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------

 Number of                                                          Market
  Shares                                                            Value
-----------                                                      ------------
             CONVERTIBLE PREFERRED STOCK
             BANKING & FINANCIAL SERVICES (5.7%)
    243,580  CNB Capital Trust, $1.50..........................  $ 10,047,675
      9,241  Morgan Stanley Dean Witter & Co., $100.52.........     7,306,166
    281,695  Morgan Stanley Dean Witter & Co., Exchangeable
               Yahoo!, Inc., $9.25.............................     2,605,679
                                                                 ------------
                 Total Banking & Financial Services............    19,959,520
                                                                 ------------
             ELECTRIC UTILITIES (4.3%)
     82,400  Alliant Energy Corp.,
               (144A), $4.91...................................     4,583,500*
     90,700  Dominion Resources, Inc., $4.75...................     5,668,750**
     80,500  Southern Energy, Inc., $3.25......................     4,991,000+
                                                                 ------------
                 Total Electric Utilities......................    15,243,250
                                                                 ------------
             ELECTRONICS (1.6%)
 12,902,380  CS First Boston Corp., Exchangeable Conexant
               Systems, Inc., $3.898...........................     5,544,249
                                                                 ------------
             INSURANCE (1.5%)
     82,300  QBE Insurance Group Ltd., (144A), $4.00...........     5,205,475***
                                                                 ------------
             MEDIA-BROADCASTING & PUBLISHING (1.7%)
      7,930  Radio One, Inc., (144A), $65.00...................     6,066,450*
                                                                 ------------
             TELECOMMUNICATIONS (5.0%)
     30,200  Global Crossing, Limited, $14.313.................     3,733,475+
    202,500  MediaOne Group, Inc., Exchangeable Vodafone
               AirTouch PLC, $3.041............................     7,365,937
      2,900  Morgan Stanley Dean Witter & Co., Exchangeable
               Qualcomm, Inc., $100.55.........................     6,539,500
                                                                 ------------
                 Total Telecommunications......................    17,638,912
                                                                 ------------
 Number of                                                          Market
  Shares                                                            Value
-----------                                                      ------------
             UTILITIES (1.2%)
     50,000  AES Trust III, $3.375.............................  $  4,300,000
                                                                 ------------
                 TOTAL CONVERTIBLE PREFERRED STOCK (COST:
                   $70,423,648) (21.0%)........................    73,957,856
                                                                 ------------
                 TOTAL EQUITY SECURITIES (COST: $105,062,269)
                   (31.1%).....................................   109,639,842
                                                                 ------------

 Principal
  Amount
-----------
             SHORT-TERM INVESTMENTS
$   646,362  American Express Co., 6.63%, due 01/18/01.........       646,362***
    323,180  Bank of America, 6.64%, due 03/22/01..............       323,180***
    215,911  Bank of Nova Scotia, 6.67%, due 01/05/01..........       215,911***
    838,152  Fleet National Bank, 6.85%, due 04/30/01..........       838,152***
  8,798,970  Investors Bank & Trust Depository Reserve, 4.3%,
               due 01/02/01....................................     8,798,970
  3,730,630  Merrimac Money Market Fund, 6.501%, due
               01/02/01........................................     3,730,630***
    646,365  Toronto Dominion, 6.72%, due 01/04/01.............       646,365***
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (COST: $15,199,570) (4.3%)..................    15,199,570
                                                                 ------------
                 TOTAL INVESTMENTS
                   (COST: $414,470,793) (122.3%)...............   431,011,689

             LIABILITIES IN EXCESS OF OTHER ASSETS (-22.3%)....   (78,457,168)
                                                                 ------------
             NET ASSETS (100.0%)...............................  $352,554,521
                                                                 ============

   + Security partially or fully lent (Note 5).
   * Restricted Security (Note 7).
  ** Non-income producing.
 *** Represents investments of security lending collateral (Note 5). SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at Value (Cost: $414,470,793) (Note 1)...........  $431,011,689
    Interest and Dividends Receivable.............................     2,370,091
                                                                    ------------
        Total Assets..............................................   433,381,780
                                                                    ------------
LIABILITIES:
    Distributions Payable.........................................    73,998,559
    Payables Upon Return of Securities Loaned (Note 5)............     6,400,600
    Accrued Investment Advisory Fees (Note 3).....................       195,791
    Other Accrued Expenses........................................       232,309
                                                                    ------------
        Total Liabilities.........................................    80,827,259
                                                                    ------------
NET ASSETS........................................................  $352,554,521
                                                                    ============
Net Assets were comprised of:
    Common Stock, par value $0.01 per share, (50,000,000 shares
      authorized, 41,572,224 shares issued and outstanding).......  $    415,722
    Paid-in Capital...............................................   334,889,890
    Undistributed Net Realized Gains on Investments...............       708,013
    Net Unrealized Appreciation of Investments....................    16,540,896
                                                                    ------------
NET ASSETS........................................................  $352,554,521
                                                                    ============
NET ASSET VALUE PER SHARE.........................................  $       8.48
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Operations
Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest (Note 1) (including security lending
      fees of $56,919)............................  $  13,211,865
    Dividends (Note 1)............................      4,984,267
                                                    -------------
        Total Investment Income...................     18,196,132
                                                    -------------
EXPENSES:
    Investment Advisory Fees (Note 3).............      2,797,585
    Administration Fees...........................        139,084
    Accounting and Other Service Fees.............        127,718
    Legal Fees (Note 6)...........................         97,501
    Directors' Fees & Expenses (Note 6)...........         80,164
    Proxy Costs...................................         72,637
    Transfer Agent Fees...........................         47,972
    Printing and Distribution Costs...............         39,167
    Listing Fees..................................         36,663
    Custodian Fees................................         28,969
    Audit and Tax Service Fees....................         23,201
    Business Tax Fees.............................         12,750
    Insurance Costs...............................          7,100
    Miscellaneous.................................         23,392
                                                    -------------
        Total Expenses............................      3,533,903
                                                    -------------
        Net Investment Income.....................     14,662,229
                                                    -------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
    Net Realized Gains on Investments.............     86,749,799
    Change in Unrealized (Depreciation) of
      Investments.................................   (118,579,766)
                                                    -------------
        Net Realized and Unrealized (Loss) on
          Investments.............................    (31,829,967)
                                                    -------------
(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $ (17,167,738)
                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Statements of Changes in Net Assets
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
                                                         Year Ended         Year Ended
                                                      December 31, 2000  December 31, 1999
                                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net Investment Income...........................    $  14,662,229      $ 14,831,365
    Net Realized Gains on Investments...............       86,749,799        50,315,333
    Change in Unrealized Appreciation (Depreciation)
      of Investments................................     (118,579,766)       82,201,510
                                                        -------------      ------------
        Increase (Decrease) in Net Assets Resulting
          from Operations...........................      (17,167,738)      147,348,208
                                                        -------------      ------------
Distributions to Shareholders:
    From Net Investment Income......................      (14,662,229)      (14,831,365)
    From Net Realized Gains on Investments..........      (85,816,970)      (50,541,068)
                                                        -------------      ------------
        Total Distributions to Shareholders.........     (100,479,199)      (65,372,433)
                                                        -------------      ------------
Capital Share Transactions:
    Shares Issued in Reinvestment of Dividends
      (207,029 shares for the year ended December
      31, 1999).....................................               --         2,043,627
    Shares Redeemed (624,700 shares for the year
      ended December 31, 2000)......................       (7,406,082)               --
                                                        -------------      ------------
        Total Increase (Decrease) in Net Assets.....     (125,053,019)       84,019,402
NET ASSETS:
Beginning of Year...................................      477,607,540       393,588,138
                                                        -------------      ------------
End of Year.........................................    $ 352,554,521      $477,607,540
                                                        =============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of determination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Securities for which quotations are not readily available and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized gains and losses on investments are recorded on the basis of identified cost.

ADOPTION OF NEW ACCOUNTING PRINCIPLE: The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy to distribute quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order: first

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
from net investment income, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year, and lastly, as a return of capital which is not taxable to shareholders.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

NOTE 2--FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2000, the Fund realized on a tax basis net realized gains of $86,749,799 on security transactions.

    As of December 31, 2000, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities......................................  $ 47,616,098
Depreciated securities......................................   (31,075,202)
                                                              ------------
Net unrealized appreciation.................................  $ 16,540,896
                                                              ============
Cost of securities for federal income tax purposes..........  $414,470,793
                                                              ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

    TCW Investment Management Company (the "Advisor") is the Investment Advisor of the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million.

NOTE 4--PURCHASES AND SALES OF SECURITIES:

    For the year ended December 31, 2000, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $796,987,053 and $855,171,357, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 2000.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 5--SECURITY LENDING:

    During the year ended December 31, 2000, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2000, the cash received from the borrowing broker was invested in short-term investments valued at $6,400,600 which is 102.50% of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

    Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $80,164 from the Fund for the year ended December 31, 2000. Legal fees totaled $97,501 of which $968 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a director of the Fund. Certain officers and/or directors of the Fund are also officers and/ or directors of the Investment Advisor.

NOTE 7--RESTRICTED SECURITIES:

    The following restricted securities held by the Fund at December 31, 2000 were valued both at the date of acquisition and December 31, 2000, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933 (the "1933 Act"). Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the 1933 Act or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 2000 is $133,534,762, which represents 38% of net assets. There were no securities deemed illiquid at December 31, 2000.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 7--RESTRICTED SECURITIES (CONTINUED)

 Principal
 Amount or
 Number of                                                          Date of
  Shares                          Investment                      Acquisition     Cost
  ------                          ----------                      -----------     ----
     82,400   Alliant Energy Corp., (144A), $4.91...............    05/24/00   $ 4,642,356
$10,980,000   ASM Lithography Holding N.V., (144A), 4.25%, due
                11/30/04........................................    11/19/99    11,262,157
$ 7,520,000   BEA Systems, Inc., (144A), 4%, due 12/15/06.......    12/14/99     9,881,114
$ 5,350,000   Burr-Brown Corp., (144A), 4.25%, due 02/15/07.....    02/18/00     5,401,575
$ 3,555,000   Charter Communications, Inc., (144A), 5.75%, due
                10/15/05........................................    10/25/00     3,555,000
$ 4,540,000   Comverse Technology, Inc., (144A), 1.5%, due
                12/01/05........................................    11/17/00     4,539,283
$ 7,000,000   Exodus Communications, Inc., (144A), 4.75%, due
                07/15/08........................................    12/02/99     7,021,383
$ 8,685,000   Interpublic Group of Companies, Inc., (144A),
                1.87%, due 06/01/06.............................    05/26/99     7,611,294
$ 2,615,000   Kestrel Solutions, Inc., (144A), 5.5%, due
                07/15/05........................................    07/20/00     2,615,000
 Principal
 Amount or
 Number of                                                          Date of
  Shares                          Investment                      Acquisition     Cost
  ------                          ----------                      -----------     ----
$ 2,610,000   Mayan Networks, (144A), 5.25%, due 11/01/05.......    10/20/00   $ 2,610,000
$ 4,625,000   Mercury Interactive Corp., (144A), 4.75%, due
                07/01/07........................................    06/27/00     4,625,000
     82,300   QBE Insurance Group Ltd., (144A), $4.00...........    08/01/00     4,115,000
      7,930   Radio One, Inc., (144A), $65.00...................    07/11/00     7,410,000
$ 3,690,000   Rational Software Corp., (144A), 5%, due
                02/01/07........................................    01/27/00     3,690,000
$17,420,000   Roche Holdings, Inc., Exchangeable Genentech,
                Inc., (144A), 0%, due 01/19/15..................    01/12/00    12,678,675
$ 9,475,000   Sanmina Corp., (144A), 0%, due 09/12/20...........    04/18/00     3,768,816
$ 3,030,000   Siebel Systems, Inc., (144A), 5.5%, due
                09/15/06........................................    09/15/99     3,030,000
$ 6,725,000   Transwitch Corp., (144A), 4.5%, due 09/12/05......    09/06/00     6,793,344
$15,500,000   Vitesse Semiconductor Corp., (144A), 4%, due
                03/15/05........................................    03/07/00    14,570,605

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TCW CONVERTIBLE SECURITIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------
                                                  2000          1999          1998          1997         1996
                                               ----------    ----------    ----------    ----------    --------
Net Asset Value Per Share, Beginning of
  Year.......................................   $  11.32      $   9.37      $   9.21      $   8.51     $   8.36
                                                --------      --------      --------      --------     --------
Income from Operations:
  Net Investment Income......................       0.35          0.35          0.35          0.35         0.36
  Impact to Capital for Shares Issued........         --            --         (0.01)        (0.01)          --
  Impact to Capital for Shares Repurchased...       0.02            --            --            --           --
  Net Realized and Unrealized Gains (Losses)
    on Investments...........................      (0.80)         3.15          0.85          1.23         0.77
                                                --------      --------      --------      --------     --------
        Total from Investment Operations.....      (0.43)         3.50          1.19          1.57         1.13
                                                --------      --------      --------      --------     --------
Less Distributions:
  Distributions from Net Investment Income...      (0.35)        (0.35)        (0.35)        (0.35)       (0.36)
  Distributions from Net Realized Gains......      (2.06)        (1.20)        (0.68)        (0.52)       (0.62)
                                                --------      --------      --------      --------     --------
        Total Distributions..................      (2.41)        (1.55)        (1.03)        (0.87)       (0.98)
                                                --------      --------      --------      --------     --------
Net Asset Value Per Share, End of Year.......   $   8.48      $  11.32      $   9.37      $   9.21     $   8.51
                                                ========      ========      ========      ========     ========
Market Value Per Share, End of Year..........   $  10.38      $   9.56      $   9.63      $   9.63     $   9.38
                                                ========      ========      ========      ========     ========
Total Investment Return (1)..................      34.95%        16.10%        11.41%        12.98%       11.75%
Net Asset Value Total Return (2).............      (4.79)%       39.16%        13.34%        19.10%       13.94%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands).......   $352,555      $477,608      $393,588      $355,061     $271,267
Ratio of Expenses to Average Net Assets......       0.69%         0.68%         0.73%         0.74%        0.77%
Ratio of Net Investment Income to Average Net
  Assets.....................................       2.88%         3.47%         3.73%         3.95%        4.12%
Portfolio Turnover Rate......................     159.44%       119.92%       124.51%       132.99%      125.72%

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF TCW CONVERTIBLE SECURITIES FUND, INC.:

    We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
February 12, 2001

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TCW CONVERTIBLE SECURITIES FUND, INC.
Voting Information (Unaudited)
--------------------------------------------------------------------------------

REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

    The Annual Meeting of Shareholders of the Fund was held on July 19, 2000. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting shares;
(i) the election of Ernest O. Ellison, John C. Argue, Norman Baker, Jr.,
Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 37,595,297 affirmative votes; votes opposed/exceptions 295,590 and votes withheld 234,136); and (ii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 2000 (votes for: 37,651,663; votes against 177,800 and abstentions 295,560). 42,196,924 shares were outstanding on the record date of this meeting and 38,125,023 shares entitled to vote were present in person or by proxy at the meeting.

    In addition, the Fund's Board of Directors approved a resolution to authorize the Fund to adopt a share repurchase plan authorizing the Fund to repurchase up to 2,000,000 shares of its common stock. The repurchase will be made on the open market or in block purchase transactions. The timing of the repurchases and the number of shares repurchased, will depend upon market conditions and corporate requirements.

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                        [TCW LOGO]-Registered Trademark-